Report Name - 10F-3

Fund - Sal Bros Variable High Yield Bond Fund

                                Period : 07/01/05 through 12/31/05


                                    ID : 537
                           Issuer Name : Grant Prideco Inc. (8/15/15)
                            Trade Date : 07/14/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 50,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.025%
                        % of Issue (1) : 2.540%
        Other Participant Accounts (2) :       5,030,000.00
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :       5,080,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Grant Prideco Inc. (due 8/15/15)
                            Trade Date : 07/14/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                         Co-Manager(s) : JP Morgan Securities
                                         Natexis Bleichroeder Inc
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc. (8/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 75,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.005%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,375,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 623
                           Issuer Name : Unisys Corporation (10/15/12)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 200,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.050%
                        % of Issue (1) : 2.500%
        Other Participant Accounts (2) :       9,800,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Unisys Corporation (Due 2012)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : ABN Amro
                                         BNP Paribas
                                         BNY Capital Markets
                                         Deutsche Bank Securities Inc
                                         HSBC Securities
                                         Keybanc Capital Markets
                                         PNC Capital Markets
                                         Scotia Capital Inc
                                         Wachovia Securities Inc
                                         Williams Capital Group LP
                         Selling Group : N/A


                                    ID : 625
                           Issuer Name : Videotron Ltee (12/15/15)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 125,000.00
                        Purchase Price : 99.50
                    % Received by Fund : 0.071%
                        % of Issue (1) : 3.429%
        Other Participant Accounts (2) :       5,875,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :       6,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Videotron Ltee (12/15/15)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : BMO Nesbitt Burns Inc
                                         CIBC World Markets
                                         Credit Suisse First Boston Corp
                                         HSBC Bank USA
                                         NBF Securities USA Corp
                                         RBC Capital Markets
                                         Scotia Capital Inc
                                         TD Securities
                         Selling Group : N/A